Exhibit 99.3

NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) NO SALE OR DISPOSITION MAY BE EFFECTED OF THIS NOTE OR THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF EXCEPT (I) OUTSIDE OF THE UNITED STATES TO NON–U.S. PERSONS IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (II) UNDER AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SALE OR DISPOSITION (III) OR PURSUANT AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SALE OR DISPOSITION IS NOT REQUIRED UNDER THE ACT.

ENOCHIAN BIOSCIENCES, INC.

CONVERTIBLE PROMISSORY NOTE

Original Principal Amount: US$1,200,000	Issuance Date: November 14, 2019

For value received, ENOCHIAN BIOSCIENCES, INC., a Delaware corporation (the “Company”), promises to pay to MOHAMMED AL SAUD (“Holder”), or his registered assigns, in lawful money of the United States of America the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS (US$1,200,000) (the “Principal”), or such lesser amount as shall equal the outstanding principal amount hereof, due and payable on the date and in the manner set forth below.

This Convertible Promissory Note (this “Note”) is being issued pursuant to that certain Note Purchase Agreement, dated as of November 1, 2019 (the “Purchase Agreement”).

The following is a statement of the rights of the Holder and the condition to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1.                  Repayment; Interest.

(a)               Following receipt Principal by the Company on or before Closing (as defined in the Purchase Agreement) of the all payments of Principal, accrued and unpaid Interest (as defined below) shall be in lawful money of the United States of America. The outstanding Principal amount of the Note shall be due and payable on November 14, 2022 (the “Maturity Date”). Unless this Note has been previously converted in full in accordance with the terms of Section 2 or prepaid in full in accordance with the terms of Section 3, the entire outstanding of balance Principal and all accrued and unpaid Interest (as defined below) shall become fully due and payable on the Maturity Date.

(b)               Interest on this Note shall commence accruing on the Closing Date (as defined in the Purchase Agreement) at three percent (3%) per annum, which shall be computed on the basis of twelve 30-day months, shall compound monthly on the final day of each calendar month (the “Compound Date”) based upon the Principal and all accrued and unpaid Interest outstanding as of such Compound Date that has not been converted pursuant to Section 2 (such amounts accrued and outstanding as of a given date, the “Interest”). The Interest shall be payable in cash on a semi-annual basis, beginning on a date that is the six (6) month anniversary date of the Closing Date and ending on the earlier of (i) the Maturity Date or (ii) such date as no Principal or Interest remains payable hereunder (each such date, an “Interest Payment Date”).

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2.                  Conversion.

(a)               The Holder shall have the right, in its sole discretion, and at any time following the Closing (as defined in the Purchase Agreement) and prior to the date that is twelve (12) months from the Issuance Date (the “Conversion Deadline”) to convert all or any part of the outstanding and unpaid Principal and all unpaid Interest (a “Conversion”) into fully paid and non-assessable shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

(b)               The Holder shall effect a Conversion at any time from time to time prior to the Conversion Deadline, by (A) submitting to the Company a Notice of Conversion attached hereto as Exhibit A by any means permitted by Section 12, and (B) in the case of a full Conversion of all Principal and Interest outstanding, by surrendering this Note at the principal office of the Company.

(c)               The conversion price (the “Conversion Price”) shall equal $12.00 per share of Common Stock. If the Company, at any time prior to the Conversion Deadline: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Subsection 2(c) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(d)               The Company covenants that it will at all times until the Conversion Deadline, keep available and reserve from its authorized and unissued shares of Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock for the sole purpose of issuances upon Conversion of this Note. The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.

(e)               Notwithstanding anything to the contrary set forth herein, upon Conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid Principal and any outstanding Interest is so converted. Conversions hereunder shall have the effect of (i) lowering the outstanding Interest and (ii) once no Interest is outstanding, lowering Principal amount, in each case in an amount equal to the applicable Conversion Price multiplied by the number of shares of Common Stock so converted. The Holder and the Company shall maintain records showing the Principal amount so converted and the dates of such Conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such Conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following Conversion of a portion of this Note, the unpaid and unconverted Principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(f)                The issuance of shares of Common Stock on Conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such shares, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on Conversion of this Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all transfer agent fees required for processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for electronic delivery of the Common Stock.

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(g)               Upon receipt by the Company from the Holder of a Notice of Conversion meeting the requirements for Conversion as provided herein, the Company shall use best efforts to issue or cause to be issued to or upon the order of the Holder certificates or book entry statements for the Common Stock issuable upon such Conversion within five (5) business days after such receipt.

(h)               Upon receipt by the Company of a Notice of Conversion prior to the Conversion Deadline, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such Conversion, the outstanding Principal and Interest on this Note shall be reduced to reflect such Conversion, and, unless the Company defaults on its obligations herein, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock on such Conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such Conversion. The date specified in the Notice of Conversion shall be the effective date of the Conversion so long as the Notice of Conversion is received by the Company pursuant to Section 12 and before 6:00 p.m., New York, New York time, on such date.

(i)                 In lieu of delivering physical certificates representing the Common Stock issuable upon Conversion, provided the Company is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions contained herein, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon Conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system; provided that all legal requirements to issue Common Stock via DWAC, including but not limited to such conditions set forth in the Purchase Agreement, are met, and provided further that the Holder shall have delivered all such documents required to effect the issuance of Common Stock via DWAC.

(j)                 If, after aggregation, any Conversion of this Note would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, round such issuance up to the next whole share.

3.                  Prepayment. The Company may prepay any unpaid Principal and Interest outstanding this Note prior to the Maturity Date without the prior written consent of the Holder. Any such prepayment under this Section 3 shall be credited first to unpaid Interest, and second to Principal

4.                  Default. If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Subsection 4(c) or 4(d)), this Note shall accelerate and all Principal shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)               The Company fails to pay timely any of the Interest due under this Note on any Interest Payment Date;

(b)               The Company shall default in its performance of any covenant under the Note;

(c)               The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

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(d)               An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

5.                  Cancellation. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

6.                  Waiver. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Purchase Agreement.

7.                  Governing Law; Arbitration. Subsections 9(d) and (e) of the Purchase Agreement are hereby incorporated by reference.

8.                  Modification; Waiver. Any provision of this Note may be amended or waived upon the written consent of the Company and the Holder.

9.                  No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder of the Company.

10.              Assignment. This Note may be assigned or transferred by the Holder only upon his surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company, which such assignment or transfer shall be in compliance by the transferee with applicable federal and state securities laws regarding such transfer to the satisfaction of the Company, including Regulation S under the Securities Act, and shall include the acceptance of the terms of the Purchase Agreement by such transferee. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like Principal amount and interest shall be issued to, and registered in the name of, the transferee. The Company may not assign its obligations under this Note without consent of the Holder. The rights and obligations of the Company and Holder shall be binding upon and benefit any persons who are the successors, assigns, heirs, administrators and transferees of the parties.

11.              Severability. If any provision of this Note shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Note in that jurisdiction or the validity or enforceability of any provision of this Note in any other jurisdiction.

12.              Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Note must be in writing and will be deemed to have been delivered: i) upon receipt, when delivered personally; (a) upon receipt, when sent by email; or (b) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same according to Section 9(a) of the Purchase Agreement.

** signature page follows **

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The Company has caused this Note to be issued effective as of the date first written above.

COMPANY:

ENOCHIAN BIOSCIENCES, INC.

By: /s/ Mark R. Dybul

Name: Mark R. Dybul

Title: Executive Vice Chair

Address for Notice:

2080 Century Park East

Suite # 906

90067 Los Angeles, CA

Phone: (305) 833-9391

E-mail: rsindlev@enochianbio.com

Attention: René Sindlev

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EXHIBIT A -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________ Interest and Principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the Conversion of the Note as set forth below, of ENOCHIAN BIOSCIENCES, INC., a Delaware corporation (the “Company”) according to the conditions of the convertible promissory note of the Company dated as of ____________ ___ (the “Note”), as of the date written below. No fee will be charged to the Holder for any Conversion:

Box Checked as to applicable instructions:

[ ] The undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

ENOCHIAN BIOSCIENCES, INC.

Date of Conversion:

Applicable Conversion Price:                                                               $

Number of Shares of Common Stock to be Issued
Pursuant to Conversion of the Note:

Amount of Principal and Interest Balance Due remaining
Under the Note after this Conversion:                                         $

HOLDER:

_________________

___________________________________

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The Company hereby (a) acknowledges this Notice of Conversion, (b) certifies that the above indicated number of shares of Common Stock are eligible to be resold by the Holder pursuant to (i) Regulation S under the Securities Act, (ii) an effective registration statement or (iii) an opinion of counsel acceptable to the Company (c) hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 209__ from the Company

COMPANY:

ENOCHIAN BIOSCIENCES, INC.

By:___________________________________

Name:

Title:

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